UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) December 9, 2002



                              MGP Ingredients, Inc.
             (Exact name of registrant as specified in its charter)





          KANSAS                    0-17196                48-0531200
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
      incorporation)              File Number)


                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)




                                 (913) 367-1480
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Required FD Disclosure.

     Attached as Exhibit 99.1 and incorporated into this Item 5 by reference is a press release which was issued on December 9, 2002 by the Company relating to its stock repurchase program.

Item 7.  Exhibits

     99.1 Press Release dated December 9, 2002.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MGP INGREDIENTS, INC.



Date:  December 9, 2002                  By:/s/ Laidacker M. Seaberg
                                           Laidacker M. Seaberg
                                           President and Chief Executive Officer